UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 14, 2002
                 -----------------------------------------------
                Date of Report (Date of earliest event reported)


                             HEADWATERS INCORPORATED
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                      0-27808                   87-0547337
----------------------------         -----------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)


                      11778 South Election Road, Suite 210
                                Draper, UT 84020
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (801) 984-9400
               --------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
          -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.  Change in Registrant's Certifying Accountant

         On September 19, 2002, Headwaters Incorporated ("Headwaters" or "Registrant") acquired 100% of the common stock of Industrial Services Group, Inc. ("ISG"). Ernst & Young LLP ("E&Y") has audited ISG since inception. ISG's revenues currently comprise approximately 65% of the consolidated revenues of the combined entity and ISG operates in 35 states and Canada. In addition, approximately 85% of Headwaters' current employees came from the ISG acquisition. On October 14, 2002, Headwaters decided to retain E&Y as its independent accountants for the new combined company and accordingly dismissed PricewaterhouseCoopers LLP ("PwC"). The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

         Headwaters has not consulted with E&Y on any application of accounting principles or any other matter during the two fiscal years ended September 30, 2001 or subsequent thereto.

         The reports of PwC on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with its audits for the two most recent fiscal years and through October 14, 2002, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years.

         During the two most recent fiscal years and through October 14, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         The Registrant requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         (c)      The following exhibit is included herein:

                  16       Letter re change in certifying accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    HEADWATERS INCORPORATED
                                                    --------------------------
                                                    Registrant


Date: October 18, 2002                              /s/ Kirk A. Benson
                                                    ----------------------------
                                                    Kirk A. Benson
                                                    Chief Executive Officer and
                                                    Principal Executive Officer